UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: December 29, 2017

WOD Retail Solutions, Inc.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation or organization)

000-11050

(Commission File Number)

59-2181303

(IRS Employer Identification No.)

720 S. Colorado Blvd., PH

 North Denver, CO 80246

(Address of principal executive offices)

(720) 240-9378

(Issuer’s telephone number)

Elite Data Services, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s Annual Report on Form 10-K, and the Company’s recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

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Item 3.03 Material Modification to Rights of Securities Holders

On August 4, 2017 (the “Record Date”), of shares of all series of stock with voting power of WOD Retail Solutions, Inc. f/k/a Elite Data Services, Inc., a Florida corporation (the “Company,” or the “Corporation”), that our Board of Directors (the “Board”) and majority shareholder (the “Shareholder”) of approximately 100.00% of our Series B preferred stock, having voting rights equal to 1000:1 and representing approximately 88.00% of total voting rights, as of the Record Date have giving written consent as of August 4, 2017, to approve the following:

(a)     To change of corporate name (the “Name Change”) from Elite Data Services Inc. to WOD Retail Solutions Inc.;

(b)    To increase the authorized capital stock of the Corporation (the “Increased Authorized Capital Stock”) to 10,500,000,000 shares, of which 10,000,000,000 shares shall be Common stock, par value $0.0001, and 500,000,000 shares shall be preferred stock, par value $0.0001, as set forth on the proposed Amendment to the Amend and Restated Articles of Incorporation (the “Amendment”); and

(c)     To pre-approve up to 1 for 10,000 reverse stock split which shall be effected at the sole discretion of the Board of Directors at any time on or before December 31, 2017.

As of the Record Date, the Company had 205,450,287 shares of Common Stock issued and outstanding out of 500,000,000 authorized shares of Common Stock. As of the Record Date, the Company had 1,100,000 shares of Series B Preferred Stock issued and outstanding out of 250,000,000 authorized shares of Series B Preferred Stock.

Holders of record of the Common Stock and Series B Preferred Stock at the close of business on the Record Date were entitled to participate in the written consent of our shareholders. Each share Common Stock was entitled to one vote and each share of Series B Preferred Stock was entitled to one vote.

On September 18, 2017, the Company filed the Amendment, attached hereto as Item 5.03, with the Division of Corporations, State of Florida, to effect the corporate name change from Elite Data Services Inc. to WOD Retail Solutions Inc.

On December 29, 2017, the Board and Shareholder approved a 1 for 3,000 reverse stock split (the “Reverse Split”) anticipated to be effective on January 9, 2018, subject to final approval by the Financial Industry Regulatory Authority (FINRA).

Reasons for Reverse Split

A Reverse Split is intended to reduce the number of outstanding shares in an effort to increase the market value of the remaining outstanding shares. In approving a Reverse Split, the Directors considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The Directors also believe that most investment funds are reluctant to invest in lower priced stocks.

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However, the effect of a Reverse Split upon the market price for the Company's Common Stock cannot be predicted with certainty, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of the Company's Common Stock after a Reverse Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from a Reverse Split. The market price of the Company's Common Stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

Potential Risks of a Reverse Split

There can be no assurance that the bid price of the Company's Common Stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from a Reverse Split, that a Reverse Split will result in a per share price that will increase its ability to attract investors, employees and other service providers, or that the market price of the post-split Common Stock can be maintained. The market price of the Company's Common Stock will also be based on its financial performance, market condition, the market perception of its future prospects and the Company's industry as a whole, as well as other factors, many of which are unrelated to the number of shares outstanding. If the market price of the Company's Common Stock declines after a Reverse Split, the percentage decline as an absolute number and as a percentage of the Company's overall capitalization may be greater than would occur in the absence of a Reverse Split.

Potential Effects of a Reverse Split

General. For each holder of Common Stock the number of shares held will be reduced by a Reverse Split ratio as follows: the number of shares held before the Reverse Split will be divided by 3,000 (as approved by the Board of Directors on December 29, 2017), and if the result has a fractional component, the result will be that each fractional share shall be rounded up to the nearest whole share. By way of example, a shareholder with 100,001 shares of Common Stock before a Reverse Split (at a ratio of 1:3,000) will hold 33 shares of Common Stock upon completion of a Reverse Split at a ratio of 1 for 3,000, and each fractional share shall be rounded up to the nearest whole share.

Accounting Matters. The par value of the Company’s Common Stock would remain unchanged at $0.0001 per share after a Reverse Split. Also, the capital account of the Company would remain unchanged, and the Company does not anticipate that any other accounting consequences would arise as a result of a Reverse Split.

Effect on Authorized and Outstanding Shares. Based on the stockholdings at December 29, 2017, there are 205,450,287 shares of Common Stock and 1,100,000 shares of Series B Preferred Stock, issued and outstanding, respectively. As a result of a Reverse Split, the number of shares of capital stock issued and outstanding (as well as the number of shares of Common Stock underlying any options, warrants, convertible debt or other derivative securities) will be reduced to the number of shares of capital stock issued and outstanding immediately prior to the effectiveness of a Reverse Split, divided by three thousand (3,000). Each fractional share shall be rounded up to the nearest whole share.

There will be no change to the number of authorized shares of Common Stock and Preferred Stock as a result of a Reverse Split.

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of capital stock prior and subsequent to a Reverse Split will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of shareholders, or any aspect of the Company's business would materially change, solely as a result of a Reverse Split.

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A Reverse Split will affect all of our shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Company or proportionate voting power. A Reverse Split will not alter the respective voting rights and other rights of shareholders.

Increase of Shares of All Classes of Capital Stock Available for Future Issuance. As a result of a Reverse Split, there will be a reduction in the number of shares of Common Stock issued and outstanding and no change to the number of authorized shares of the Company’s Common Stock or Preferred Stock under the Company’s Articles of Incorporation, as amended and restated. Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance in the future will increase.

Effectiveness of The Reverse Split

The Board of Directors has the authority to authorize a Reverse Split of the Common Stock of the Company at a ratio of 1:3,000 as of December 29, 2017.

Exchange of Certificates After Split. It will not be necessary for stockholders to exchange their old certificates. However, after the effective date of a Reverse Split, those stockholders who wish to obtain new certificates should contact the transfer agent, Manhattan Transfer Registrar Company, 531 Cardens Court, Erie, CO 80516, Phone: (631) 928-7655.

Tax Impact of the Reverse Split. The following discussion summarizing material federal income tax consequences of a Reverse Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to shareholders. This discussion does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders should consult their own tax advisors to determine the particular consequences to them.

The receipt of the Common Stock following the effective date of the Reverse Split, solely in exchange for the Common Stock held prior to the Reverse Split, will not generally result in recognition of a gain or loss to the shareholders. Although the issue is not free from doubt, additional shares received in lieu of fractional shares, including shares received as a result of the rounding up of fractional ownership, should be treated in the same manner.

No gain or loss will be recognized by the Company as a result of a Reverse Split. The Company's views regarding the tax consequences of a Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERS SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN, WHICH SUCH STOCKHOLDER RESIDES.

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AS A RESULT, IT IS THE RESPONSIBILITY OF EACH SHAREHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS.

IT WILL BE THE RESPONSIBILITY OF EACH SHAREHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

Share Certificates. Following a Reverse Split, the share certificates you now hold will continue to be valid. In the future, new share certificates will contain a legend reflecting a reverse split, but this in no way will affect the validity of your current share certificates.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Articles of Incorporation of the Company were amended to reflect the Name Change, Increased Authorized Capital Stock, and Reverse Split discussed above. Please refer to Item 3.03 above for a full discussion of the changes that were made to the Articles of Incorporation pursuant to the Name Change, Increased Authorized Capital Stock, and Reverse Split.

Item 5.07 Submission of Matters to a Vote of Securities Holders

The Name Change, Increased Authorized Capital Stock, Reverse Split proposal was submitted for a vote to the securities holders of the Company. Please refer to Item 3.03 above for a full discussion of the vote of the securities holders of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: January 3, 2018	By:	/s/ Brenton Mix
Name: Brenton Mix
Title: Chief Executive Officer

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